The New Regions “Creating Shareholder Value Through… Improved Financial Returns, Enhanced Growth Opportunities, Increased Scale and Superior Execution” May 25, 2006 Exhibit 99.2

Forward Looking Statements
This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private
Securities Litigation Act of 1995.  These include statements as to the benefits of the proposed merger between
Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion / dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations.  These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements.  Regions and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others:  the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions;
the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the  Securities and Exchange Commission (the "SEC").  Regions Financial
and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation.

Additional Information
The proposed Merger will be submitted to Regions Financial's and AmSouth's stockholders for their consideration.
Regions Financial will file a registration statement, which will include a joint proxy statement / prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement / prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement /
prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing
Regions Financial's website (http://www.Regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's website (http://www.AmSouth.com) under the tab "About
AmSouth", then under the tab "Investor Relations" and then under the heading "SEC Filings".
Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April
5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for
AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on April 20, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described above.

Transaction Rationale – The Power of the Combination
Financially Compelling
Market-for-market exchange
Substantial cost takeout opportunities
Significant potential EPS accretion
Meaningful excess capital generated
Strategically Compelling
Creates top 10 U.S. bank
Strong presence in its core markets
Combination enhances revenue composition, growth prospects and capital efficiency
Willingness to reallocate resources to higher growth markets
Key management roles defined
Disciplined approach to integration

Transaction Summary
Regions Financial Corporation
0.7974 Regions shares per AmSouth share
1
62% Regions / 38% AmSouth
$27 billion
12 Regions / 9 AmSouth
Jack Moore – Chairman
Dowd Ritter – Chief Executive Officer
Current Regions dividend
$2.5 billion
Q4 2006
Normal shareholder and regulatory
Completed
19.9%
Name:
Exchange Ratio:
Ownership:
Combined Market Capitalization:
Board of Directors:
Executive Management:
Dividend Policy:
Illustrative Divestitures:
Anticipated Closing:
Approvals:
Due Diligence:
Reciprocal Options:
1
Based on market close on 22-May-2006 with a Regions stock price of $35.68 and AmSouth stock price of $28.53.

Proposed Executive Management Team
Human
Resources
Dave Edmonds
Operations &
Technology
Dave Gordon
Chief Financial
Officer
Bryan Jordan
Financial
Services
Doug Edwards
General
Banking Group
Sam Upchurch
Alan Deer
General Counsel
Corporate Secretary
Lines of
Business Group
Grayson Hall
Transition &
Integration
Rick Horsley
Chief Risk Officer
Bill Wells
Board of Directors
Jackson W. Moore
Chairman
Allen Morgan
Vice Chairman
C. Dowd Ritter
President and CEO

Integration and Strategic Vision
Strategic combination of like-minded partners with a shared vision of the future
Execution risk mitigated by similar operating models and conservative transaction structure
Draw on successful integration track records of both organizations
Communicate consistently with employees, customers and affected communities
Both companies are well prepared and ready for this merger

AL
MS
TN
AR
LA
TX
NC
FL
VA
KY
MO
MD
IN
IL
GA
IA
SC
Combined Franchise Footprint
AmSouth
Regions
Morgan Keegan
Insurance
Source:  SNL DataSource.  Deposit data as of 30-Jun-2005.
Note:  Does not include impact of deposit divestitures.
2,000 Bank Branches
2,800 ATMS
5mm Households
Pro Forma States
State Dep. Mkt. Share Rank
AL $20.4 31% #1
FL 17.8 5 #4
TN 17.2 18 #2
LA 6.1 11 #3
MS 5.8 17 #1
GA 5.8 4 #6
AR 4.5 11 #1
IL 2.7 1 #20
TX 2.7 1 #20
MO 2.5 3 #7
IN 1.9 2 #10
Other 2.4 — —

Combination Creates Scale and Regional Leadership
Rank
Statistics National Southeast
Market Capitalization #10 #4
Tangible Common Equity 10 4
Deposits 10 4
Branches 8 3
Source:  SNL DataSource; statistics pro forma for recent acquisitions.
Note:  Market data as of 23-May-2006; pro forma for recent acquisitions.  Pro forma market capitalization, deposits and branches do not include the impact of branch consolidation or divestitures.

Strengthens Presence in Key MSAs
1. Birmingham-Hoover, AL 1 90 $ 6,340 61% 39%
2. Nashville, TN 1 102 6,102 73  27
3. Miami, FL 5 71 5,416 – 100
4. Tampa-St.Petersburg-Clearwater, FL 4 80 3,530 91  9
5. Memphis, TN-MS-AR 2 80 3,493 19  81
6. Mobile, AL 1 46 3,305 38  62
7. Saint Louis, MO-IL 4 78 3,251 – 100
8. Atlanta-Sandy Springs-Marietta, GA 7 58 2,596 – 100
9. Montgomery, AL 1 32 2,207 34  66
10. Jackson, MS 2 45 1,916 77  23
11. New Orleans-Metairie-Kenner, LA 4 44 1,911 27  73
12. Huntsville, AL 1 33 1,907 41  59
13. Knoxville, TN 2 41 1,866 81  19
14. Little Rock-North Little Rock, AR 1 34 1,772 – 100
15. Baton Rouge, LA 4 38 1,426 16  84
16. Pensacola-Ferry Pass-Brent, FL 1 28 1,384 71  29
17. Chattanooga, TN-GA 3 36 1,301 84  16
18. Tuscaloosa, AL 1 16 1,232 38  62
19. Orlando-Kissimmee, FL 6 43 1,213 76  24
20. Daphne-Fairhope, AL 1 20 1,028 28 72
21. Shreveport-Bossier City, LA 2 23 993 77  23
22. Indianapolis-Carmel, IN 6 30 843 – 100
23. Panama City-Lynn Haven, FL 1 12 828 40  60
24. Houston-Sugar Land-Baytown, TX 18 31 805 – 100
25. Naples-Marco Island, FL 5 11 711 100  –
MSA MSA Rank Rank Branches Branches Deposits Deposits AmSouth AmSouth Regions Regions
Contribution Contribution
Source:  SNL DataSource. Deposit data as of 30-Jun-2005.
Note:  Does not include impact of deposit divestitures.
Ranked #1-5 in 21 of Top 25 Markets
#1 in 10 of Top 25 Markets

Combination Creates Strategic Opportunities
Greater portfolio diversity
Limited credit overlap
Increased lending capacity
Diverse business mix
Morgan Keegan
Trust
Insurance
Mortgage
Benefit from size and diversity
Excess capital from synergies
Accelerate investment in high growth markets
Balance Sheet Benefits
Broad Customer Penetration
Enhanced Fee Revenues
Improved Capital Efficiency
Accelerated Deposit Growth

A Balanced Loan Portfolio
Residential Real Estate
20%
Construction
13%
Consumer
22%
Commercial Real Estate
17%
Small/Middle Market Business
28%
Total Combined Loans = $95.2 Billion
Minimal Overlapping Credits

AmSouth AmSouth Morgan Keegan Morgan Keegan
Incremental opportunity through successful leveraging of Morgan
Keegan across AmSouth’s franchise
300+ brokerage locations in 16 states
1,070 financial advisors
Customer assets of $61 billion
Trust assets of $37 billion
Presence in over 250 Regions bank branches
644 full-service bank branch locations
270 Series 7 licensed financial consultants
Trust assets of $27 billion
Strong de novo experience capabilities
Private banking / 25,000 households
Leading Regional Brokerage Platform to be
Levered Across AmSouth Franchise
97 Morgan Keegan locations in AmSouth’s footprint
Leverage private banking capabilities
Increased Florida opportunities

AmSouth’s Successful De Novo Branching Track Record in Florida
AmSouth has opened 93 Florida offices since 2002
Generated $1.6 billion in deposits
Produced $1 billion in loans
Represents 70,000 consumer households
Given strong market demographics, additional growth opportunities exist
45 additional locations will be opened during the remainder of this year
Opportunity to leverage de novo branching expertise across the combined footprint
Broader access to demographically attractive markets

Enhanced Capital Generation and Efficiency
Tangible Common Equity / Tangible Assets Tangible Common Equity / Tangible Assets
6.11%
5.72%
5.88%
4.95%
5.88%
Pro Forma¹
Regions
SunTrust BB&T Large-Cap
Banks
Regional Banks
Ratings²
(S&P / Moody's) A / A1 A+ / Aa3 A+ / Aa3 — —
~ $1 bn of Annual Capital Generation
Source: SNL DataSource.  Financial data at 31-Mar-2006.
Note: Large Caps:  Bank of America, Wells Fargo, Wachovia, U.S. Bancorp.
Regional Banks:  SunTrust, National City, BB&T, Fifth Third, PNC, KeyCorp, M&T, M&I, Comerica.
1
Includes estimated goodwill, restructuring charges and core deposit intangibles.  Does not include impact of deposit divestitures.
2
Regions ratings are prior to transaction announcement.

Pro Forma Financial Impact

Transaction Assumptions
Cost Savings:
Restructuring Charge:
Revenue Enhancements:
Illustrative Divestitures:
Core Deposit Intangible:
Earnings estimates
1
:
Closing:
$400 million pre-tax annual cost savings
(approximately 10% of combined expenses)
Full run-rate cost saves achieved by Q2 2008
Realization of $150 million pre-tax in 2007, $350
million pre-tax in 2008
$700 million pre-tax
None assumed
$2.5 billion
3% of AmSouth’s core deposits amortized over 10
years using sum of the years digits methodology
AmSouth 2006E and 2007E EPS of $2.13 and $2.30,
respectively; 2008E EPS applies 7.5% growth to
2007E
Regions 2006E and 2007E EPS of $2.58 and $2.77,
respectively; 2008E EPS applies 8.0% growth to
2007E
Q4 2006
1
Based on First Call consensus estimates.

Pro Forma Financial Results
Cost-Savings Phase-In
$350mm $400mm
2007 2008 2008
Impact to Regions
GAAP EPS 0.1% 6.8% 8.3%
Cash EPS 4.2% 10.2% 11.7%
Impact to AmSouth
GAAP EPS (3.9)% 3.0% 4.5%
Cash EPS 1.4% 7.6% 9.1%
Dividend Impact to AmSouth 7.3%
Note:   Analysis does not take into account impact of purchase accounting mark to market adjustments or revenue synergies.

Substantial Synergies with Low Integration Risk
Personnel $200
Occupancy / Equipment 65
Operations / Technology Reductions 75
Corporate / Other 60
Total (Pre-Tax) $400
(Dollars in Millions) Fully Phased-in Cost
Savings Savings
Expected Sources of Cost Savings
Expected Sources of Cost Savings
Significant branch overlap — Over 230 branches within 1 mile radius
Full run-rate cost savings achieved by Q2 2008

Cost Savings Value Creation for Shareholders
1
Capitalizes management’s estimated cost savings of $400mm pre-tax (38% marginal tax rate) at a 12.5x earnings multiple, less the impact of estimated restructuring costs of $700mm pre-tax (30% tax rate).
Regions
62%
$1.6bn
Approximately 10%
Per Share
AmSouth
38%
$1.0bn
Approximately 10%
Per Share
$2.6bn of Value¹
$400mm Cost Savings
Ownership:
Share of Cost Savings:
Value Creation:

Deliberate, Disciplined Approach to Combining Financial Models
Generate positive operating leverage through expense control and quality revenue growth
Financial metric driven
Rigorous evaluation of capital allocation
Willingness to exit low return markets and businesses
Focus on high density / higher growth markets
Redeploy capital at higher returns
Focus relentlessly on execution
Measurement and accountability

Transaction Rationale – The Power of the Combination
Financially Compelling
Market-for-market exchange
Substantial cost takeout opportunities
Significant potential EPS accretion
Meaningful excess capital generated
Strategically Compelling
Creates top 10 U.S. bank
Strong presence in its core markets
Combination enhances revenue composition, growth prospects and capital efficiency
Willingness to reallocate resources to higher growth markets
Key management roles defined
Disciplined approach to integration

Appendix

Source:  Publicly available financial statements.
1
Does not include purchase accounting adjustments and/or merger costs.
Combined Balance Sheet
(Dollars in Millions)
As of 03/31/2006 AmSouth Regions
Combined
1
Assets:
Cash and Investment Securities $ 12,505 $ 13,913 $ 26,418
Loans, net of unearned income 36,738 58,460 95,198
Goodwill & Intangibles 296 5,292 5,588
Other Assets 3,320 6,929 10,249
Total Assets $ 52,858 $ 84,595 $ 137,453
Liabilities and Equity
Deposits $ 37,119 $ 60,519 $ 97,638
Borrowings 10,296 11,518 21,814
Other Liabilities 1,825 1,900 3,726
Total Liabilities $ 49,240 $ 73,938 $ 123,178
Equity 3,618 10,657 14,275
Total Liabilities and Equity $ 52,858 $ 84,595 $ 137,453

Loan Composition
Source:  Publicly available financial statements.
(Dollars in Millions)
As of 03/31/2006
Residential $ 6,078 17 % Residential RE $ 12,925 22 % Residential RE $ 19,003 20%
Commercial RE 3,068 8 Commercial RE 13,379 23 Commercial RE 16,448 17
Commercial 11,369 31 Commercial 14,954 26 Commercial 26,323 28
Consumer 11,395 31 Consumer 9,500 16 Consumer 20,895 22
Construction 4,827 13 Construction 7,701 13 Construction 12,529 13
Total $ 36,738 Total $ 58,460 Total $ 95,198
AmSouth Regions Combined

Allowance / Loans² 0.96% 1.34% 1.19% 1.06%
Allowance / NPAs² 351.1 191.3 222.7 288.4
NPAs / Assets 0.19 0.48 0.37 0.27
NCOs / Avg. Loans 0.47 0.20 0.30 0.17
AmSouth Regions Combined Regional Banks
1
Strengthened Balance Sheet / Diversified Portfolio
Improves Credit Risk Profile
Expanded geographic and loan category diversification of portfolio improves pro forma companies credit profile
Historically strong credit quality metrics with shared underwriting standards
Total Hurricane Katrina reserves of $77 million of which $72 million are still available
Credit Quality Metrics Credit Quality Metrics
1 Includes SunTrust, National City, BB&T, Fifth Third, PNC, KeyCorp, M&T, M&I, Comerica.
2 Does not give effect to SOP03-3 adjustment.

Deposit Composition
Source:  Publicly available financial statements.
(Dollars in Millions)
As of 03/31/2006
Non-Interest $ 8,291 22 % Non-Interest $ 13,328 22 % Non-Interest $ 21,619 22%
Savings/NOW/MMKT 17,387 47 Savings/NOW/MMKT 25,570 42 Savings/NOW/MMKT 42,957 44
Time 10,424 28 Time 18,355 30 Time 28,779 29
Foreign 1,017 3 Foreign 3,266 5 Foreign 4,283 4
Total $ 37,119 Total $ 60,519 Total $ 97,638
AmSouth Regions Combined

Pro Forma Financial Results
(Dollars in millions, except EPS data)
Operating Income
2007 2008
Regions Stand Alone GAAP Net Income $1,247 $1,312
AmSouth Stand Alone GAAP Net Income 800 840
$2,047 $2,152
After-Tax Transaction Adjustments
Cost Savings $93 $217
Incremental CDI Amortization (95) (86)
Loss of Income from Illustrative Deposit Divestitures (31) (31)
Other Adjustments (6) (9)
Pro Forma Net Income $2,008 $2,243
Pro Forma GAAP EPS $2.77 $3.19
Pro Forma Cash EPS 2.93 3.34
Average Diluted Shares Outstanding (Millions) 725 702
Impact to Regions
GAAP EPS 0.1% 6.8%
Cash EPS 4.2 10.2
Impact to AmSouth
GAAP EPS (3.9)% 3.0%
Cash EPS 1.4 7.6